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                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Packetport.com, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the fiscal year ended January 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Gustave T. Dotoli, Chief Operating Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gustave T. Dotoli
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Gustave T. Dotoli
Chief Operating Officer

June 13, 2006


























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